As filed with the Securities and Exchange Commission on December 6, 2016

File No. 000-55712

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of The Securities Exchange Act of 1934

EVERETT SPINCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1800317
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3000 Hanover Street Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Copies to:

A. Peter Harwich Allen & Overy LLP 1221 Avenue of the Americas New York, New York 10020 (212) 610-6300	Rishi Varma Senior Vice President, Deputy General Counsel and Assistant Secretary Hewlett-Packard Enterprise Company 3000 Hanover Street Palo Alto, California 94304 (650) 687-5817	Dennis J. Friedman Andrew L. Fabens Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166 (212) 351-4000

Securities to be registered pursuant to Section 12(b) of the Act: None.

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class to be Registered

Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT

AND ITEMS OF FORM 10

This Registration Statement on Form 10 (the “Form 10”) incorporates by reference information contained in (a) the proxy statement/prospectus-information statement of Computer Sciences Corporation filed herewith as Exhibit 99.1, referred to herein as the proxy statement/prospectus-information statement, (b) the Annual Report on Form 10-K of Computer Sciences Corporation filed herewith as Exhibit 99.2, referred to herein as the Form 10-K, (c) the Quarterly Report on Form 10-Q of Computer Sciences Corporation filed herewith as Exhibit 99.3, referred to herein as the First Quarter Form 10-Q, (d) the Quarterly Report on Form 10-Q of Computer Sciences Corporation filed herewith as Exhibit 99.4, referred to herein as the Second Quarter Form 10-Q, and (e) the Proxy Statement on Schedule 14A of Computer Sciences Corporation filed herewith as Exhibit 99.5, referred to herein as the Annual Meeting Proxy Statement. None of the information contained in the proxy statement/prospectus-information statement, Form 10-K, Form 10-Q or Annual Meeting Proxy Statement is incorporated by reference herein or shall be deemed to be a part hereof except to the extent such information is specifically incorporated by reference.

Item 1.	Business.

The information required by this item is contained under the sections “Risk Factors,” “Information about Everett and Merger Sub” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Everett” of the proxy statement/prospectus-information statement, and Item 1 of the Form 10-K. Those sections are incorporated herein by reference.

Item 1A.	Risk Factors.

The information required by this item is contained under the section “Risk Factors—Risks Related to the Combined Company, After the Transactions” of the proxy statement/prospectus-information statement, Item 1A of the Form 10-K, Part II, Item 1A of the First Quarter 10-Q and Part II, Item 1A of the Second Quarter Form 10-Q. Those sections are incorporated herein by reference.

Item 2.	Financial Information.

The information required by this item is contained under the sections “Summary Historical Condensed Consolidated Financial Information of CSC,” “Summary Historical Condensed Combined Financial Information of Everett,” “Summary Unaudited Pro Forma Condensed Combined Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Everett” and “Debt Financing” of the proxy statement/prospectus-information statement, Items 7 and 7A of the Form 10-K and Part II, Item 2 of the Second Quarter Form 10-Q. Those sections are incorporated herein by reference.

Item 3.	Properties.

The information required by this item is contained under the section “Information about Everett and Merger Sub—Properties” of the proxy statement/prospectus-information statement and Item 2 of the Form 10-K. Those sections are incorporated herein by reference.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

The information required by this item is contained under the sections “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of CSC” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 5.	Directors and Executive Officers.

The information required by this item is contained under the section “The Transactions—Board of Directors and Executive Officers of Everett Following the Merger; Operations Following the Merger” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 6.	Executive Compensation.

The information required by this item is contained under the sections “Executive Compensation” and “Corporate Governance” of the Annual Meeting Proxy Statement. These sections are incorporated herein by reference.

Item 7.	Certain Relationships and Related Transactions, and Director Independence.

The information required by this item is contained under the sections “Certain Relationships and Related Party Transactions” and “The Transactions—Interests of Certain Persons in the Merger” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 8.	Legal Proceedings.

The information required by this item is contained under the section “Risk Factors”, and in Note 15, “Litigation and Contingencies” of Everett’s Combined and Condensed Combined Financial Statements, in the proxy statement/prospectus-information statement, Item 3 of the Form 10-K and Part II, Item 1 of the Second Quarter 10-Q. Those sections are incorporated herein by reference.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by this item is contained under the sections “Risk Factors,” “Summary Historical Condensed Consolidated Financial Information of CSC,” “Summary Historical Condensed Combined Financial Information of Everett,” “Historical Market Price and Dividend Information of CSC Common Stock” and “Summary Unaudited Pro Forma Condensed Combined Financial Information” of the proxy statement/prospectus-information statement, and Item 5 of the Form 10-K. Those sections are incorporated herein by reference.

Item 10.	Recent Sales of Unregistered Securities.

None.

Item 11.	Description of Registrant’s Securities to Be Registered.

The information required by this item is contained under the section “Description of Everett Capital Stock Before and After the Merger” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 12.	Indemnification of Directors and Officers.

The information required by this item is contained under the section “Description of Everett Capital Stock Before and After the Merger—Limitation of Liability of Directors; Indemnification of Directors before the Merger” and “Description of Everett Capital Stock Before and After the Merger—Limitations on Liability and Indemnification of Officers and Directors after the Merger” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 13.	Financial Statements and Supplementary Data.

The information required by this item is contained under the heading “Index—Financial Statements” (and the statements referenced thereon) beginning on page F–1 of the proxy statement/prospectus-information statement, Item 8 of the Form 10-K and Part I, Item 1 of the Second Quarter Form 10-Q. Those sections are incorporated herein by reference.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.	Financial Statements and Exhibits.

(a) Financial Statements

The information required by this item is contained under the heading “Index—Financial Statements” (and the statements referenced thereon) beginning on page F–1 of the proxy statement/prospectus-information statement, Item 8 of the Form 10-K and Part I, Item 1 of the Second Quarter Form 10-Q. Those sections are incorporated herein by reference.

(b) Exhibits

The following exhibits are filed herewith unless otherwise indicated:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett SpinCo, Inc. and Everett Merger Sub, Inc. (Incorporated by reference to Exhibit 2.1 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on May 26, 2016.)

2.2	First Amendment to Agreement and Plan of Merger, dated November 2, 2016, by and among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett SpinCo, Inc., Everett Merger Sub Inc. and New Everett Merger Sub Inc. (Incorporated by reference to Exhibit 2.1 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on November 2, 2016.)

2.3	Second Amendment to Agreement and Plan of Merger, dated December 6, 2016, by and among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett Spinco, Inc., Everett Merger Sub Inc. and New Everett Merger Sub Inc.†

2.4	Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on May 26, 2016.)

2.5	First Amendment to Separation and Distribution Agreement, dated November 2, 2016, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on November 2, 2016.)

2.6	Second Amendment to Separation and Distribution Agreement, dated December 6, 2016, by and between Hewlett Packard Enterprise Company and Everett Spinco, Inc.†

2.7	Form of Transition Services Agreement between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.5 to the registrant’s Registration Statement on Form 10).†

2.8	Form of Tax Matters Agreement, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.6 to the registrant’s Registration Statement on Form 10).†

2.9	Form of Employee Matters Agreement, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.7 to the registrant’s Registration Statement on Form 10).

2.10	Form of Real Estate Matters Agreement between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.8 to the registrant’s Registration Statement on Form 10).

2.11	Form of Intellectual Property Matters Agreement, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.9 to the registrant’s Registration Statement on Form 10).†

3.1	Certificate of Incorporation of Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 3.1 to the registrant’s Registration Statement on Form 10).

3.2	Bylaws of Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 3.2 to the registrant’s Registration Statement on Form 10).

Exhibit Number	Description

21.1	Subsidiaries of Everett SpinCo, Inc.*

99.1	Proxy Statement/Prospectus-Information Statement.

99.2	Annual Report on Form 10-K of Computer Sciences Corporation for the fiscal year ended April 1, 2016, not including exhibits thereto. (Incorporated by reference to Annual Report on Form 10-K of Computer Sciences Corporation, filed with the Securities and Exchange Commission on June 15, 2016.)

99.3	Quarterly Report on Form 10-Q of Computer Sciences Corporation for the quarterly period ended July 1, 2016, not including exhibits thereto. (Incorporated by reference to Quarterly Report on Form 10-Q of Computer Sciences Corporation, filed with the Securities and Exchange Commission on August 9, 2016.)

99.4	Quarterly Report on Form 10-Q of Computer Sciences Corporation for the quarterly period ended September 30, 2016, not including exhibits thereto. (Incorporated by reference to Quarterly Report on Form 10-Q of Computer Sciences Corporation, filed with the Securities and Exchange Commission on November 4, 2016.)

99.5	Proxy Statement on Schedule 14A of Computer Sciences Corporation for the 2016 annual meeting of stockholders. (Incorporated by reference to Schedule 14A of Computer Sciences Corporation, filed with the Securities and Exchange Commission on June 24, 2016.)

99.6	Form of Articles of Incorporation of Everett SpinCo, Inc. following the Merger (previously filed on November 2, 2016 as Exhibit 99.5 to the registrant’s Registration Statement on Form 10).

99.7	Form of Bylaws of Everett SpinCo, Inc. following the Merger (previously filed on November 2, 2016 as Exhibit 99.6 to the registrant’s Registration Statement on Form 10).

*	To be filed by amendment.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

The Second Amendment to the Agreement and Plan of Merger includes as Exhibit A the form of Second Amendment to the Separation and Distribution Agreement.

The Second Amendment to the Separation and Distribution Agreement includes as Exhibit 1 an amended and restated schedule of specified Everett Liabilities.

A list of the schedules to the Transition Services Agreement follows:

Schedule A: Houston Service Schedules

Schedule B: Everett Service Schedules

Schedule C: Contract Management

Schedule D: Data Processing Agreement

Schedule E: Information Security Standards and Policies

Schedule F: Service Charges Markup

A list of the schedules and exhibits to the Tax Matters Agreement follows:

Schedule 1: Businesses to be Disposed of

Schedule 2: Tax Opinions/Rulings for Foreign Jurisdictions

Exhibit A: Separation Plan

A list of the exhibits to the Intellectual Property Matters Agreement follows:

Exhibit A: Transferred Domain Names

Exhibit B: Transferred Patents

Exhibit C: Transferred Registered Copyrights

Exhibit D: Transferred Registered Trademarks

Exhibit E: IP Contracts

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

EVERETT SPINCO, INC.

By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	President and Secretary

Date: December 6, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 24, 2016, among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett SpinCo, Inc. and Everett Merger Sub, Inc. (Incorporated by reference to Exhibit 2.1 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on May 26, 2016.)

2.2	First Amendment to Agreement and Plan of Merger, dated November 2, 2016, by and among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett SpinCo, Inc., Everett Merger Sub Inc. and New Everett Merger Sub Inc. (Incorporated by reference to Exhibit 2.1 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on November 2, 2016.)

2.3	Second Amendment to Agreement and Plan of Merger, dated December 6, 2016, by and among Hewlett Packard Enterprise Company, Computer Sciences Corporation, Everett Spinco, Inc., Everett Merger Sub Inc. and New Everett Merger Sub Inc.†

2.4	Separation and Distribution Agreement, dated May 24, 2016, between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on May 26, 2016.)

2.5	First Amendment to Separation and Distribution Agreement, dated November 2, 2016, by and between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (Incorporated by reference to Exhibit 2.2 to Form 8-K of Hewlett Packard Enterprise Company, filed with the Securities and Exchange Commission on November 2, 2016.)

2.6	Second Amendment to Separation and Distribution Agreement, dated December 6, 2016, by and between Hewlett Packard Enterprise Company and Everett Spinco, Inc.†

2.7	Form of Transition Services Agreement between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.5 to the registrant’s Registration Statement on Form 10).†

2.8	Form of Tax Matters Agreement, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.6 to the registrant’s Registration Statement on Form 10).†

2.9	Form of Employee Matters Agreement, by and among Computer Sciences Corporation, Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.7 to the registrant’s Registration Statement on Form 10).

2.10	Form of Real Estate Matters Agreement between Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.8 to the registrant’s Registration Statement on Form 10).

2.11	Form of Intellectual Property Matters Agreement, by and among Hewlett Packard Enterprise Company, Hewlett Packard Enterprise Development LP and Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 2.9 to the registrant’s Registration Statement on Form 10).†

3.1	Certificate of Incorporation of Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 3.1 to the registrant’s Registration Statement on Form 10).

3.2	Bylaws of Everett SpinCo, Inc. (previously filed on November 2, 2016 as Exhibit 3.2 to the registrant’s Registration Statement on Form 10).

21.1	Subsidiaries of Everett SpinCo, Inc.*

99.1	Proxy Statement/Prospectus-Information Statement.

Exhibit Number	Description

99.2	Annual Report on Form 10-K of Computer Sciences Corporation for the fiscal year ended April 1, 2016, not including exhibits thereto. (Incorporated by reference to Annual Report on Form 10-K of Computer Sciences Corporation, filed with the Securities and Exchange Commission on June 15, 2016.)

99.3	Quarterly Report on Form 10-Q of Computer Sciences Corporation for the quarterly period ended July 1, 2016, not including exhibits thereto. (Incorporated by reference to Quarterly Report on Form 10-Q of Computer Sciences Corporation, filed with the Securities and Exchange Commission on August 9, 2016.)

99.4	Quarterly Report on Form 10-Q of Computer Sciences Corporation for the quarterly period ended September 30, 2016, not including exhibits thereto. (Incorporated by reference to Quarterly Report on Form 10-Q of Computer Sciences Corporation, filed with the Securities and Exchange Commission on November 4, 2016.)

99.5	Proxy Statement on Schedule 14A of Computer Sciences Corporation for the 2016 annual meeting of stockholders. (Incorporated by reference to Schedule 14A of Computer Sciences Corporation, filed with the Securities and Exchange Commission on June 24, 2016.)

99.6	Form of Articles of Incorporation of Everett SpinCo, Inc. following the Merger (previously filed on November 2, 2016 as Exhibit 99.5 to the registrant’s Registration Statement on Form 10).

99.7	Form of Bylaws of Everett SpinCo, Inc. following the Merger (previously filed on November 2, 2016 as Exhibit 99.6 to the registrant’s Registration Statement on Form 10).

*	To be filed by amendment.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

The Second Amendment to the Agreement and Plan of Merger includes as Exhibit A the form of Second Amendment to the Separation and Distribution Agreement.

The Second Amendment to the Separation and Distribution Agreement includes as Exhibit 1 an amended and restated schedule of specified Everett Liabilities.

A list of the schedules to the Transition Services Agreement follows:

Schedule A: Houston Service Schedules

Schedule B: Everett Service Schedules

Schedule C: Contract Management

Schedule D: Data Processing Agreement

Schedule E: Information Security Standards and Policies

Schedule F: Service Charges Markup

A list of the schedules and exhibits to the Tax Matters Agreement follows:

Schedule 1: Businesses to be Disposed of

Schedule 2: Tax Opinions/Rulings for Foreign Jurisdictions

Exhibit A: Separation Plan

A list of the exhibits to the Intellectual Property Matters Agreement follows:

Exhibit A: Transferred Domain Names

Exhibit B: Transferred Patents

Exhibit C: Transferred Registered Copyrights

Exhibit D: Transferred Registered Trademarks

Exhibit E: IP Contracts